Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Williamsburg Investment Trust
                        The Government Street Equity Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                                       n/a
--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     5)   Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

          ----------------------------------------------------------------------
     2)   Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
     3)   Filing party:

          ----------------------------------------------------------------------
     4)   Date filed:

          ----------------------------------------------------------------------

                          THE GOVERNMENT STREET FUNDS
                         THE ALABAMA TAX FREE BOND FUND
                         ------------------------------
                              NO-LOAD MUTUAL FUNDS

Investment Advisor                           Shareholder Services
T. Leavell & Associates, Inc.                c/o Integrated Fund Services, Inc.
150 Government Street                        P.O. Box 5354
P.O. Box 1307                                Cincinnati, Ohio  45201-5354
Mobile, Alabama  36633                       1-800-443-4249
1-205-433-3709
--------------------------------------------------------------------------------

                                                              September 29, 2000

Dear Shareholder:

     You are cordially invited to attend a Special Meeting of Shareholders of The Government Street Equity Fund (the "Fund") to be held Monday, November 13, 2000 at 10:00 a.m. at 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246.

     The primary purpose of the Special Meeting is to approve or disapprove a change in one of the Fund's fundamental investment limitations to allow the Fund to write covered call options. The Adviser's use of covered call options is intended to increase the total return of the Fund's investment portfolio. It is anticipated that the covered calls will be written primarily against highly appreciated, low basis securities in order to increase income flows. The Adviser expects that the Fund's use of covered calls will be very limited in scope and that it will not conflict in any way with the portfolio management techniques currently employed for the Fund and will not increase the risk of an investment in the Fund.

     The Board of Trustees has given full and careful consideration to the matter submitted to shareholders and has concluded that the proposal is in the best interests of the Fund and its shareholders. The Board of Trustees, therefore, recommends that you vote "FOR" the proposal discussed herein.

     Regardless of the number of shares you own, it is important that they are represented and voted. If you cannot personally attend the Special Shareholders' Meeting, we would appreciate your promptly voting, signing and returning the enclosed proxy in the postage-paid envelope provided.

                                        Very truly yours,

                                        --------------------------------
                                        Richard Mitchell
                                        President

                          WILLIAMSBURG INVESTMENT TRUST
                        THE GOVERNMENT STREET EQUITY FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 13, 2000

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The Government Street Equity Fund

The undersigned hereby appoints John F. Splain and Mark J. Seger, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided on the reverse side, all shares of beneficial interest of the above Fund which the undersigned is entitled to vote at the Special Meeting of shareholders to be held November 13, 2000 or at any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated November 13, 2000.

                                          Date:
                                                 ------------------------------

                                          NOTE: Please sign exactly as your name
                                          appears on this proxy.  If signing for
                                          an estate, trust or corporation, title
                                          or capacity  should be stated.  If the
                                          shares are held jointly,  both signers
                                          should sign, although the signature of
                                          one will bind the other.


                                          --------------------------------------


                                          --------------------------------------

                                          Signature(s)  PLEASE SIGN IN THE BOX
                                          ABOVE

PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOX BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS DESCRIBED HEREIN.

1. With respect to the approval or disapproval of an amendment to the Fund's fundamental investment limitation regarding options to permit the Fund to write covered call options.

          FOR               AGAINST               ABSTAIN
          [ ]                 [ ]                   [ ]

2. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the Special Meeting.

PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                          WILLIAMSBURG INVESTMENT TRUST
                              150 GOVERNMENT STREET
                              MOBILE, ALABAMA 36602

                        ---------------------------------

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                        THE GOVERNMENT STREET EQUITY FUND
                          TO BE HELD NOVEMBER 13, 2000

                        ---------------------------------


     NOTICE IS HEREBY GIVEN that a special meeting of shareholders of The Government Street Equity Fund (the "Fund") will be held Monday, November 13, 2000 at 10:00 a.m. at 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246 to consider and vote on the following matters:

1. To approve or disapprove an amendment to the Fund's fundamental investment limitation regarding options in order to permit the Fund to write covered call options; and

2. To transact any other business, not currently contemplated, that may properly come before the meeting at the discretion of the proxies or their substitutes.

     Shareholders of record at the close of business on September 12, 2000 are entitled to notice of, and to vote at, this meeting or any adjournment thereof.

                                        By order of the Board of Trustees,

                                        ---------------------------------
                                        Tina D. Hosking
                                        Secretary

September 29, 2000

--------------------------------------------------------------------------------

     Please execute the enclosed proxy and return it promptly in the enclosed envelope, thus avoiding unnecessary expense and delay. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the meeting.

                          WILLIAMSBURG INVESTMENT TRUST
                              150 GOVERNMENT STREET
                              MOBILE, ALABAMA 36602

--------------------------------------------------------------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                        THE GOVERNMENT STREET EQUITY FUND
                          TO BE HELD NOVEMBER 13, 2000

--------------------------------------------------------------------------------

                                 PROXY STATEMENT

--------------------------------------------------------------------------------

This proxy statement is furnished in connection with the solicitation by the Board of Trustees of Williamsburg Investment Trust (the "Trust") of proxies for use at the special meeting (the "Special Meeting") of shareholders of The Government Street Equity Fund (the "Fund") or at any adjournment thereof. This proxy statement and form of proxy were first mailed to shareholders on or about September 29, 2000.

The purpose of the Special Meeting is to approve or disapprove an amendment to the Fund's fundamental investment limitation regarding options in order to permit the Fund to write covered call options.

A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications thereon. A proxy which is properly executed that has no voting instructions to a proposal will be voted for that proposal, as in the case of broker non-votes as described below. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the Special Meeting.

The Fund has retained Management Information Services Corp. ("MIS") to solicit proxies for the Special Meeting. MIS is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of such services is approximately $2,000 and will be paid by the Fund. The Fund will also pay the printing and postage costs of the solicitation.

In addition to solicitation through the mails, proxies may be solicited by officers, employees and agents of the Fund at the expense of the Fund. Such solicitation may be by telephone, facsimile or otherwise. The Fund will reimburse MIS, brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

The Fund's Annual Report for the fiscal year ended March 31, 2000 is available at no charge by writing to the Fund at P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by calling the Fund nationwide (toll-free) at 888-443-4249.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

The Board of Trustees has fixed the close of business September 12, 2000 (the "Record Date") as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. As of the Record Date there were 2,083,984.140 shares of beneficial interest, no par value, of the Fund outstanding. All full shares of the Fund are entitled to one vote, with proportionate voting for fractional shares.

On the Record Date, Charles Schwab and Company, Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 49.0% of the Fund, and Saltco, P.O. Box 469, Brewton, Alabama 36427, owned of record 16.68% of the Fund. No other persons owned of record and, according to information available to the Fund, no other persons owned beneficially 5% or more of the Fund's outstanding shares.

If a quorum (more than 50% of the outstanding shares of the Fund) is represented at the meeting, the vote of a majority of the outstanding shares of the Fund is required for approval of the proposal being submitted to shareholders at the Special Meeting. The vote of a majority of the outstanding shares means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares. If a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. A shareholder vote may be taken on the proposal in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. Abstentions and "broker non-votes" are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

The Trustees of the Trust intend to vote all of their shares in favor of the proposals described herein. All Trustees and officers as a group owned of record or beneficially less than 1% of the Fund's outstanding shares on the Record Date.

I. APPROVAL OR DISAPPROVAL OF AN AMENDMENT TO THE FUNDAMENTAL INVESTMENT LIMITATION REGARDING OPTIONS IN ORDER TO PERMIT THE FUND TO WRITE COVERED CALL OPTIONS.

The Fund's fundamental investment limitations, as set forth in the section "Investment Restrictions" in the Fund's Statement of Additional Information, currently contain a prohibition on the writing of covered call options. The Adviser is proposing, and on August 14, 2000, the Board of Trustees unanimously approved, subject to shareholder approval, a change in this policy to allow the fund to write covered call options. This change is being proposed in order to provide the Adviser with greater flexibility in managing the Fund.

Call options written by the Fund will give the holder the right to buy the underlying securities from the Fund at a stated exercise price. These options are covered by the Fund because, in the case of call options, it will own the underlying securities as long as the option is outstanding. The Fund will receive a premium from writing a call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.

The Fund's use of covered call options is intended to increase the total return of the Fund's investment portfolio. It is anticipated that the covered calls will be written primarily against highly appreciated, low basis securities to increase income flows. The Adviser expects that the Fund's use of covered calls will be very limited in scope and that it will not conflict in any way with the portfolio management techniques currently employed for the Fund and will not increase the risk of an investment in the Fund.

Management is therefore proposing, and the Board of Trustees has unanimously approved, an amendment to the following limitation:

     "The Fund may not write, purchase or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options."

The proposed amendment would replace the current limitation with the following:

     "The Fund may not write, purchase or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options, except that the Fund may write (sell) covered call options against its portfolio securities, and purchase corresponding call options in a closing purchase transaction."

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING COVERED CALL OPTIONS.

II.  OTHER BUSINESS

The Fund's administrator, fund accountant and transfer agent is Integrated Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45202. The Fund does not employ a principal underwriter.

The proxy holders have no present intention of bringing any matters before the Special Meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the Special Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

Any shareholder proposal intended to be presented at the next shareholder meeting must be received by the Trust for inclusion in its proxy statement and form of proxy relating to such meeting at a reasonable time before the solicitation of proxies for the meeting is made.

                                        By Order of the Board of Trustees,


                                        Tina D. Hosking
                                        Secretary

Date: September 29, 2000

Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.